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                                                                     Exhibit 4.3

COMMON

NUMBER                                                                    SHARES


                           [LOGO] ARGONAUT GROUP, INC.

                                                             CUSIP 040157 10 9
                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
       THIS CERTIFICATE IS TRANSFERABLE IN EITHER BOSTON OR NEW YORK CITY




                                    SPECIMEN

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.10, OF

ARGONAUT GROUP, INC., transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.
      WITNESS the seal of the Corporation and the signature of its duly authorized officers.

Dated
                              CERTIFICATE OF STOCK

                          [SEAL] ARGONAUT GROUP, INC.

                                                      /s/ Charles E. Rinsch
                                                                      President

                                                          James B. Halliday
                                                                       Secretary

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                              ARGONAUT GROUP, INC.

        The Company is authorized to issue Common Stock and Preferred Stock.
The Board of Directors of the Company has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued shares of Preferred Stock.

        A Statement of the rights, preferences, privileges, and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof as established, from time to time, by the Certificate of Incorporation of the Company and by any certificate of determination, the number of shares constituting each class and series, and the designation thereof, may be obtained by the holder hereof without charge and upon request to the Transfer Agent or the Company at its principal office.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM  --as tenants in common       UNIF GIFT ACT-- ________Custodian_________
                                                      (Cust)           (Minor)
                                                   under Uniform Gifts to Minors
TEN ENT  --as tenants by the entireties

JT TEN   --as joint tenants with right
           of survivorship and not as              Act__________________________
           tenants in common                                  (State)

         Additional abbreviations may also be used though not in the above list.

     For value received,___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-----------------------------------------------

-----------------------------------------------_________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _________________________________________

                                        ________________________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, of any change whatever.